JONES DAY	HUNTON & WILLIAMS LLP
North Point	Riverfront Plaza, East Tower
901 Lakeside Avenue	951 East Byrd Street
Cleveland, Ohio 44114	Richmond, Virginia 23219
Telephone: (216) 586-3939	Telephone: (804) 788-8200
Facsimile: (216) 579-0212	Facsimile: (804) 788-8218
David G. Heiman (admitted pro hac vice)	Tyler P. Brown (VSB No. 28072)
Carl E. Black (admitted pro hac vice)	J.R. Smith (VSB No. 41913)
Thomas A. Wilson (admitted pro hac vice)	Henry P. (Toby) Long, III (VSB No. 75134)
Justin F. Paget (VSB No. 77949)
Attorneys for Debtors
and Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
RICHMOND DIVISION

In re:	Chapter 11

Alpha Natural Resources, Inc., et al.,	Case No. 15-33896 (KRH)

Debtors.	(Jointly Administered)

DEBTORS' MONTHLY OPERATING REPORT FOR THE
PERIOD FROM THE PETITION DATE THROUGH AUGUST 31, 2015 (1)

In accordance with Section 1746 of Title 28 of the United States Code, I declare under penalty of perjury that I have examined the following monthly operating report and the accompanying attachments and, to the best of my knowledge, these documents are true, correct and complete.

Authorized Person:

/s/ Philip J. Cavatoni	Dated:	September 24, 2015
Philip J. Cavatoni
Executive Vice President &
Chief Financial & Strategy Officer

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 2

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
1	15-33963 (KRH)	AMFIRE Mining Company, LLC	$—	$21
2	15-34032 (KRH)	Maxxum Carbon Resources, LLC	—	—
3	15-33939 (KRH)	Alpha Land and Reserves, LLC	—	—
4	15-33962 (KRH)	Esperanza Coal Co., LLC	—	—
5	15-33932 (KRH)	Dickenson-Russell Coal Company, LLC	—	328
6	15-33935 (KRH)	Dickenson-Russell Land and Reserves, LLC	—	—
7	15-34039 (KRH)	Paramont Coal Company Virginia, LLC	—	7,677
8	15-33960 (KRH)	Enterprise Mining Company, LLC	—	646
9	15-33970 (KRH)	Axiom Excavating and Grading Services, LLC	—	—
10	15-33904 (KRH)	Knox Creek Coal Corporation	—	387
11	15-33905 (KRH)	Mill Branch Coal Corporation	—	228
12	15-33908 (KRH)	Pigeon Creek Processing Corporation	—	61
13	15-33907 (KRH)	North Fork Coal Corporation	—	834
14	15-33910 (KRH)	Resource Land Company LLC	—	7
15	15-33903 (KRH)	Harlan Reclamation Services LLC	—	10
16	15-33909 (KRH)	Resource Development LLC	—	—
17	15-33929 (KRH)	Rawl Sales & Processing Co.	—	12
18	15-34015 (KRH)	Martin County Coal Corporation	—	29
19	15-33981 (KRH)	Sidney Coal Company, Inc.	—	636
20	15-33951 (KRH)	Road Fork Development Company, Inc.	—	5
21	15-33991 (KRH)	Sycamore Fuels, Inc.	—	—
22	15-33987 (KRH)	Long Fork Coal Company	—	8
23	15-34034 (KRH)	New Ridge Mining Company	—	147
24	15-34047 (KRH)	Pilgrim Mining Company, Inc.	—	23
25	15-34028 (KRH)	Crystal Fuels Company	—	—
26	15-33953 (KRH)	Lauren Land Company	—	2
27	15-34046 (KRH)	Peter Cave Mining Company	—	1
28	15-33975 (KRH)	Freeport Resources Company, LLC	—	—
29	15-34030 (KRH)	Cumberland Coal Resources, LP	—	3,491
30	15-33925 (KRH)	Alpha Coal Resources Company, LLC	—	—
31	15-34042 (KRH)	Pennsylvania Land Holdings Company, LLC	—	1
32	15-34043 (KRH)	Pennsylvania Land Resources Holding Company, LLC	—	—
33	15-34020 (KRH)	Pennsylvania Land Resources, LLC	288	371
34	15-33956 (KRH)	Emerald Coal Resources, LP	—	1,275
35	15-33964 (KRH)	Rostraver Energy Company	—	—
36	15-34044 (KRH)	Pennsylvania Services Corporation	—	64
37	15-33968 (KRH)	Foundation PA Coal Company, LLC	—	—
38	15-33973 (KRH)	Freeport Mining, LLC	—	—
39	15-33965 (KRH)	Foundation Mining, LLC	—	—
40	15-33955 (KRH)	Alpha PA Coal Terminal, LLC	—	—
41	15-33936 (KRH)	River Processing Corporation	—	—
42	15-33961 (KRH)	Rockspring Development, Inc.	—	502

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 3

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
43	15-33946 (KRH)	Riverton Coal Production Inc.	—	—
44	15-34049 (KRH)	Pioneer Fuel Corporation	—	531
45	15-34040 (KRH)	Paynter Branch Mining, Inc.	—	9
46	15-33924 (KRH)	Kingston Mining, Inc.	—	1,319
47	15-33906 (KRH)	Neweagle Industries, Inc.	—	—
48	15-33986 (KRH)	Barbara Holdings Inc.	—	—
49	15-33967 (KRH)	Rum Creek Coal Sales, Inc.	—	79
50	15-33966 (KRH)	Aracoma Coal Company, Inc.	—	2,068
51	15-33978 (KRH)	Bandmill Coal Corporation	6	295
52	15-33996 (KRH)	Highland Mining Company	—	798
53	15-33919 (KRH)	Delbarton Mining Company	—	716
54	15-33982 (KRH)	Logan County Mine Services, Inc.	—	7
55	15-33990 (KRH)	Barnabus Land Company	—	—
56	15-34016 (KRH)	Brooks Run Mining Company, LLC	—	2,840
57	15-34033 (KRH)	McDowell-Wyoming Coal Company, LLC	—	—
58	15-33992 (KRH)	Herndon Processing Company, LLC	—	5
59	15-33976 (KRH)	Litwar Processing Company, LLC	—	325
60	15-34013 (KRH)	Kepler Processing Company, LLC	—	345
61	15-33943 (KRH)	Riverside Energy Company, LLC	—	840
62	15-33988 (KRH)	Stirrat Coal Company	—	17
63	15-33920 (KRH)	Premium Energy, LLC	—	111
64	15-34022 (KRH)	Brooks Run South Mining, LLC	6	2,039
65	15-34036 (KRH)	Nicewonder Contracting, Inc.	—	—
66	15-34011 (KRH)	Twin Star Mining, Inc.	—	60
67	15-33895 (KRH)	Buchanan Energy Company, LLC	—	—
68	15-33941 (KRH)	Kingwood Mining Company, LLC	—	49
69	15-34041 (KRH)	Peerless Eagle Coal Co.	—	—
70	15-34005 (KRH)	Jacks Branch Coal Company	—	92
71	15-33933 (KRH)	Republic Energy, Inc.	—	3,080
72	15-34021 (KRH)	White Buck Coal Company	—	1
73	15-33985 (KRH)	Green Valley Coal Company	—	12
74	15-33914 (KRH)	Power Mountain Coal Company	—	54
75	15-34010 (KRH)	Kanawha Energy Company	—	—
76	15-33984 (KRH)	Spartan Mining Company	—	1,898
77	15-33911 (KRH)	Alex Energy, Inc.	—	1,268
78	15-33948 (KRH)	Elk Run Coal Company, Inc.	—	1,581
79	15-34009 (KRH)	Marfork Coal Company, Inc.	—	1,996
80	15-34045 (KRH)	Performance Coal Company	—	107
81	15-33979 (KRH)	Goals Coal Company	—	74
82	15-34008 (KRH)	Black King Mine Development Co.	—	—
83	15-34026 (KRH)	Clear Fork Coal Company	—	5
84	15-34038 (KRH)	Omar Mining Company	—	5
85	15-34002 (KRH)	Independence Coal Company, Inc.	—	167

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 4

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
86	15-34004 (KRH)	Black Castle Mining Company, Inc.	—	1,324
87	15-33969 (KRH)	Laxare, Inc.	—	—
88	15-34012 (KRH)	Boone East Development Co.	—	—
89	15-33949 (KRH)	Alpha Wyoming Land Company, LLC	—	4
90	15-34007 (KRH)	Jay Creek Holding, LLC	—	—
91	15-33923 (KRH)	Delta Mine Holding Company	—	—
92	15-34014 (KRH)	Wabash Mine Holding Company	1	2
93	15-33944 (KRH)	Alpha Midwest Holding Company	—	—
94	15-34017 (KRH)	Warrick Holding Company	—	—
95	15-33971 (KRH)	Foundation Royalty Company	—	—
96	15-33926 (KRH)	Alpha Coal Sales Co., LLC	—	15,342
97	15-33901 (KRH)	Appalachia Holding Company	—	278
98	15-33972 (KRH)	Russell Fork Coal Company	—	—
99	15-33896 (KRH)	Alpha Natural Resources, Inc.	—	444
100	15-33921 (KRH)	Alpha Appalachia Services, Inc.	4	8
101	15-33902 (KRH)	Black Mountain Cumberland Resources, Inc.	—	—
102	15-33900 (KRH)	Appalachia Coal Sales Company, Inc.	—	—
103	15-33974 (KRH)	Shannon-Pocahontas Coal Corporation	—	—
104	15-34025 (KRH)	Wyomac Coal Company, Inc.	—	—
105	15-34000 (KRH)	Big Bear Mining Company	—	4
106	15-33999 (KRH)	Hopkins Creek Coal Company	—	—
107	15-33995 (KRH)	T. C. H. Coal Co.	—	—
108	15-34006 (KRH)	Trace Creek Coal Company	—	19
109	15-33912 (KRH)	Dehue Coal Company	—	—
110	15-33947 (KRH)	Alpha Natural Resources, LLC	226,252	1,630
111	15-33954 (KRH)	AMFIRE, LLC	—	—
112	15-33938 (KRH)	DRIH Corporation	—	—
113	15-33958 (KRH)	AMFIRE Holdings, LLC	—	—
114	15-34023 (KRH)	Williams Mountain Coal Company	—	—
115	15-34001 (KRH)	Thunder Mining Company II, Inc.	—	—
116	15-33917 (KRH)	Alpha Appalachia Holdings, Inc.	—	—
117	15-33952 (KRH)	Alpha Natural Resources Services, LLC	420	42,804
118	15-34029 (KRH)	Maxxim Shared Services, LLC	—	2,204
119	15-33913 (KRH)	Alpha American Coal Company, LLC	—	—
120	15-33915 (KRH)	Alpha American Coal Holding, LLC	—	—
121	15-33950 (KRH)	Alpha Natural Resources International, LLC	—	—
122	15-33937 (KRH)	Alpha India, LLC	—	6
123	15-33898 (KRH)	Alpha European Sales, Inc.	—	—
124	15-33977 (KRH)	Shannon-Pocahontas Mining Company	—	—
125	15-33994 (KRH)	Lynn Branch Coal Company, Inc.	—	—
126	15-33942 (KRH)	Duchess Coal Company	—	—
127	15-34019 (KRH)	West Kentucky Energy Company	—	—
128	15-33989 (KRH)	Greyeagle Coal Company	—	4

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 5

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
129	15-33957 (KRH)	Robinson-Phillips Coal Company	—	—
130	15-33945 (KRH)	Eagle Energy, Inc.	—	15
131	15-33983 (KRH)	Bandytown Coal Company	—	—
132	15-33993 (KRH)	Belfry Coal Corporation	—	—
133	15-34050 (KRH)	Plateau Mining Corporation	—	8
134	15-34024 (KRH)	Castle Gate Holding Company	—	—
135	15-34003 (KRH)	Maple Meadow Mining Company	—	—
136	15-33997 (KRH)	Tennessee Consolidated Coal Company	—	4
137	15-34027 (KRH)	Maxxim Rebuild Co., LLC	—	288
138	15-33928 (KRH)	DFDSTE Corp.	—	—
139	15-34035 (KRH)	New River Energy Corporation	18	177
140	15-34018 (KRH)	Coal Gas Recovery II, LLC	108	84
141	15-33940 (KRH)	Alpha Terminal Company, LLC	—	—
142	15-33959 (KRH)	Alpha Shipping and Chartering, LLC	—	—
143	15-33931 (KRH)	Alpha Coal West, Inc.	28	2,932
144	15-33916 (KRH)	Alpha Sub Eight, LLC	—	—
145	15-33918 (KRH)	Alpha Sub Eleven, Inc.	—	—
146	15-33922 (KRH)	Alpha Sub Nine, LLC	—	—
147	15-33927 (KRH)	Alpha Sub One, LLC	—	—
148	15-33930 (KRH)	Alpha Sub Ten, Inc.	—	—
149	15-33934 (KRH)	Alpha Sub Two, LLC	—	—

	Total Debtors (3)		$227,131	$107,140

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 6

BANK ACCOUNT INFORMATION
(amounts in thousands)

	Account Holder	Bank Name	Account Description	Last Digits of Account Number	Ending Bank Balance (4)
1	Alpha Natural Resources, LLC	Bank of America, N.A.	Main Concentration Account	8595	$183,473
2	Alpha Natural Resources, LLC	Branch Banking and Trust Company	Concentration Account	0601	$47
3	Alpha Natural Resources, LLC	Bank of America, N.A.	ZBA Lockbox Account	8603	$—
4	Alpha Natural Resources, Inc.	Bank of America, N.A.	ZBA Lockbox Account	3314	$—
5	Alpha Natural Resources, Inc.	Bank of America, N.A.	ZBA Lockbox Account	8967	$—
6	Alpha Natural Resources Services, LLC	Bank of America, N.A.	ZBA Payroll Account	7851	$—
7	Bandmill Coal Corporation	Bank of America, N.A.	ZBA Payroll Account	0891	$—
8	Cumberland Coal Resources, LP	Bank of America, N.A.	ZBA Payroll Account	7899	$—
9	Dickenson-Russell Coal Company, LLC	Bank of America, N.A.	ZBA Payroll Account	7912	$—
10	Emerald Coal Resources, LP	Bank of America, N.A.	ZBA Payroll Account	7931	$—
11	Goals Coal Company	Bank of America, N.A.	ZBA Payroll Account	0896	$—
12	Litwar Processing Company, LLC	Bank of America, N.A.	ZBA Payroll Account	7979	$—
13	Omar Mining Company	Bank of America, N.A.	ZBA Payroll Account	0914	$—
14	Power Mountain Coal Company	Bank of America, N.A.	ZBA Payroll Account	0919	$—
15	Alpha Natural Resources Services, LLC	Bank of America, N.A.	ZBA Master Disbursement Account	9502	$—
16	Maxxim Rebuild Co., LLC	Branch Banking and Trust Company	Maxxim Operating Account	2706	$295
17	Foundation PA Coal Company, LLC	Bank of America, N.A.	Rice Proceeds Account	7254	$39,386
18	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Operating Account	9311	$—
19	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Operating Account	9316	$—
20	Alpha India, LLC	Bank of America, N.A.	Operating Account	5585	$—
21	New River Energy Corporation	First Community Bank	Operating Account	6945	$42
22	Pennsylvania Land Resources, LLC	Wells Fargo	Operating Account	7130	$9,600
23	Coal Gas Recovery II, LLC	Wells Fargo	Operating Account	7155	$672
24	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1501T	$3
25	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1560W	$—
26	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1561Q	$14
27	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3914	$7
28	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3949	$11
29	Alpha Appalachia Services, Inc.	United Bank	Petty Cash Account	1965	$4
30	Alpha Coal West, Inc.	First National Bank	Petty Cash Account	1657	$16
31	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Payroll Petty Cash Account	5234	$110
32	Logan County Mine Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3930	$5
33	Brooks Run Mining Company, LLC	JP Morgan Chase	Petty Cash Account	3496	$6
34	Brooks Run Mining Company, LLC	First Community	Petty Cash Account	2576	$10
35	Marfork Coal Company, Inc.	Branch Banking and Trust Company	Petty Cash Account	3957	$13
36	Cumberland Coal Resources, LP	First Federal	Petty Cash Account	3816	$9
37	Lauren Land Company	Branch Banking and Trust Company	Petty Cash Account	3841	$5
38	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3922	$15
39	Kingston Mining, Inc.	Branch Banking and Trust Company	Petty Cash Account	1972	$3
40	Kingwood Mining Company, LLC	ClearMountain Bank	Petty Cash Account	7670	$1
41	Knox Creek Coal Corporation	Branch Banking and Trust Company	Petty Cash Account	1794	$2
42	Maxxim Shared Services, LLC	Branch Banking and Trust Company	Petty Cash Account	6712	$3

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 7

BANK ACCOUNT INFORMATION
(amounts in thousands)

	Account Holder	Bank Name	Account Description	Last Digits of Account Number	Ending Bank Balance (4)
43	Alpha Natural Resources Services, LLC	Global Cash Card	Payroll Petty Cash Account	6652	$125
44	Alpha Natural Resources, Inc.	Bank of America, N.A.	Other Account (Retiree Medical Reimbursement Fund)	0946	$467
45	DRIH Corporation	Branch Banking and Trust Company	Other Account (de minimis payables)	1730	$8
46	Alpha Natural Resources, Inc.	Citicorp North America, Inc.	Other Account (letters of credit collateral)	5459	$110,168
47	Alpha Natural Resources, Inc.	Bank of America, N.A.	Money Market Account	0A10	$300,847
48	Alpha Natural Resources, Inc.	Bank of America, N.A.	Investment Account (inactive)	8906	$—
49	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2600	$130,389
50	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2602	$75,162
51	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2605	$75,382
52	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2606	$95,054
53	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2607	$75,150
54	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0388	$35
55	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0379	$410
56	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0387	$7,666
57	Alpha Appalachia Holdings Company	Bank of America, N.A.	Rabbi Trust	0378	$701
58	Foundation PA Coal Company, LLC	Barclays	Corporate Equity Securities (Rice Shares)	N/A	$78,114

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 8

PAYMENTS TO INSIDERS (5)
(amounts in thousands)

Name	Title / Capacity	Type of Payment	Amount Paid in Current Period	Total Paid to Date Postpetition
E. Linn Draper, Jr.	Director	Quarterly Director Fees & Expense Reimbursement	$—	$—
William J. Crowley, Jr.	Director	Quarterly Director Fees & Expense Reimbursement	—	—
Deborah M. Fretz	Director	Quarterly Director Fees & Expense Reimbursement	—	—
L. Patrick Hassey	Director	Quarterly Director Fees & Expense Reimbursement	—	—
P. Michael Giftos	Director	Quarterly Director Fees & Expense Reimbursement	—	—
Joel Richards, III	Director	Quarterly Director Fees & Expense Reimbursement	—	—
Various Employees	Various	Wages & Other Payroll Earnings, Allowances and Considerations	290	290
Various Employees	Various	Expense Reimbursements	3	3

Total Payments To Insiders (6)			$293	$293

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 9

PAYMENTS TO PROFESSIONALS
(amounts in thousands)

Name	Role / Capacity	Amount Paid in Current Period	Total Paid to Date Postpetition	Total Accrued & Unpaid (7)
Jones Day	Debtors' Counsel	$—	$—	$1,630
Hunton & Williams LLP	Debtors' Local Counsel	—	—	150
Jackson Kelly PLLC	Debtors' Special Counsel	—	—	—
Rothschild Inc.	Debtors' Investment Banker	—	—	210
Alvarez & Marsal North America, LLC	Debtors' Financial Advisor	—	—	1,075
McKinsey Recovery & Transformation Services, US, LLC	Debtors' Turnaround Advisor	—	—	1,459
Kurtzman Carson Consultants, LLC	Debtors' Notice, Claims, and Solicitation Agent	—	—	750
Davis Polk & Wardwell LLP (8)	First Lien Lender Counsel	939	939	822
McGuire Woods LLP (8)	First Lien Lender Local Counsel	145	145	75
Ducera Partners LLC	First Lien Lender Investment Bankers	—	—	—
Kirkland & Ellis LLP	Second Lien Lender Counsel	—	—	300
Kutak Rock LLP	Second Lien Lender Local Counsel	50	50	—
Houlihan Lokey, Inc.	Second Lien Lender Investment Bankers	—	—	—
Milbank Tweed Hadley & McCloy LLP	UCC's Counsel	—	—	800
Sands Anderson PC	UCC's Local Counsel	—	—	—
Jefferies Group LLC	UCC's Investment Banker	—	—	—
Protiviti Inc.	UCC's Financial Advisor	—	—	—
KPMG LLP	Debtors' Auditor	—	—	—

Total Payments To Professionals		$1,134	$1,134	$7,271

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 10

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS (9)
(amounts in thousands)

Principal	Beginning Balance	Advances	Repayments	Other	Ending Balance (10)
DIP Term Loan	$—	$100,000	$—	$—	$100,000
1st Lien Revolver	445,000	—	—	—	445,000
1st Lien Term Loan	610,938	—	—	—	610,938

Total (11)	$1,055,938	$100,000	$—	$—	$1,155,938

Interest/Fees	Beginning Balance	Interest and Fees Incurred	Payments	Other	Ending Balance
DIP Term Loan	$—	$3,583	$(2,861)	$—	$722
1st Lien Revolver	3,111	2,874	—	—	5,985
1st Lien Term Loan	1,841	1,841	—	—	3,682

Total (11)	$4,952	$8,298	$(2,861)	$—	$10,389

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 11

DEBTOR QUESTIONNAIRE
(amounts in thousands)

	Yes	No
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account?		X
Are any postpetition receivables (accounts, notes, or loans) due from related parties?	X (12)
Have any payments been made on pre-petition liabilities this reporting period?	X (13)
Have any postpetition loans been received by the Debtor from any party?	X (14)
Are any postpetition payroll taxes past due?		X (15)
Are any postpetition State or Federal income taxes past due?		X (15)
Are any postpetition real estate taxes past due?		X (15)
Are any other postpetition taxes past due?		X (15)
Are any amounts owed to postpetition creditors delinquent?	X (16)
Have any pre-petition taxes been paid during this reporting period?	X (13) (17)
Are any wage payments past due?		X
Are workers compensation, general liability or other necessary insurance coverages in effect?	X (18)
Are all premium payments paid current?	X (18)

Please itemize policies below	X (18)

Insurance Installment Payments
Type of Policy	Carrier	Period Covered	Payment Amount & Frequency (19)
Commercial Property	AON Risk Services Southwest	6/30/15-10/1/15	$20/Quarterly

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 12

Appendix A

(Remainder of Page Intentionally Blank)

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 13

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED) AS OF AUGUST 31, 2015 (20)
(amounts in thousands)
Assets

Current assets

Cash and cash equivalents	$635,285
Trade accounts receivable, net	299,324
Inventories, net	213,658
Short-term investments	350,265
Prepaid expenses and other current assets	155,447

Total current assets	1,653,979

Property, plant and equipment, net	7,841,366
Goodwill, net	21,334
Other acquired intangibles, net	67,072
Long-term investments	78,114
Long-term restricted cash	110,160
Other non-current assets	125,590

Total assets	$9,897,615

Liabilities and Stockholders' Equity

Liabilities not subject to compromise
Current liabilities

Current portion of long-term debt	$1,124,518
Trade accounts payable	139,018
Accrued expenses and other current liabilities	441,474

Total current liabilities	1,705,010

Long-term debt	32,891
Asset retirement obligations	572,745
Deferred income taxes	714,686
Other non-current liabilities	354,669

Total liabilities not subject to compromise	3,380,001
Liabilities subject to compromise	4,753,453
Total liabilities	8,133,454

Stockholders' Equity

Preferred stock - par value $0.01	—
Common stock - par value $0.01	2,351
Additional paid-in capital	8,214,650
Accumulated other comprehensive loss	(244,224)
Treasury stock, at cost	(273,620)
Accumulated deficit	(5,934,996)

Total stockholders' equity	1,764,161

Total liabilities and stockholders' equity	$9,897,615

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 14

CONDENSED CONSOLIDATED STATEMENTS OF
OPERATIONS (UNAUDITED) FOR THE MONTH ENDED AUGUST 31, 2015 (20)
(amounts in thousands)

Revenues
Coal revenues	$264,636
Freight and handling revenues	36,606
Other revenues	4,100
Total revenues	305,342

Costs and expenses
Cost of coal sales (exclusive of items shown separately below)	258,294
Freight and handling costs	36,606
Other expenses	(9,085)
Depreciation, depletion and amortization	49,366
Amortization of acquired intangibles, net	2,704
Selling, general and administrative expenses (exclusive of depreciation, depletion and amortization shown separately above)	4,419
Asset impairment and restructuring	(854)
Total costs and expenses	341,450

Loss from operations	(36,108)

Other income (expense)
Interest expense	(9,128)
Interest income	174
Gain on early extinguishment of debt	—
Miscellaneous income, net	9
Total other income, net	(8,945)

Loss before reorganization items and income taxes	(45,053)

Reorganization items, net	605,470

Loss before income taxes	(650,523)

Income tax benefit	14,126

Net loss	$(636,397)

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 15

ACCOUNTS RECEIVABLE AGING (20)
(amounts in thousands)

Accounts Receivable	Amount
0-30 Days	$289,808
31-60 Days	164
61-90 Days	1,030
91+ Days	6,291
Other Non-Trade & Misc. Receivables	7,332
Accounts Receivable (Gross)	$304,625
Reserve for Bad Debt	(5,301)
Amount Considered Uncollectible	—
Accounts Receivable (Net) (21)	$299,324

AGING OF POSTPETITION TAXES & PAYABLES (20)
(amounts in thousands)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal	$7,873	$—	$—	$—	$7,873
State and Local	10,941	—	—	—	10,941
Other	—	—	—	—	—
Total Taxes Payable (15) (22)	$18,814	$—	$—	$—	$18,814

Accounts Payable (23)	56,377	94	7	—	$56,478

Total	$75,191	$94	$7	$—	$75,292

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 16

STATUS OF POSTPETITION TAXES (20)
(amounts in thousands)

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid (Received)	Ending Tax
Withholding	$—	$3,214	$(3,210)	$4
FICA-Employee	—	3,112	(1,722)	1,390
FICA-Employer	—	3,094	(1,717)	1,377
Unemployment	—	6	—	6
Excise	—	3,653	—	3,653
Income	—	—	—	—
Other (Office of Surface Mining)	—	1,443	—	1,443
Total Federal Taxes	$—	$14,522	$(6,649)	$7,873

State and Local
Withholding	$—	$1,092	$(733)	$359
Sales / Use	—	221	—	221
Mineral Severance	—	7,187	—	7,187
Unemployment	—	46	—	46
Real Property	—	—	—	—
Personal Property	—	—	—	—
Income/Franchise	—	112	—	112
Explosive Tax	—	16	—	16
Other Tax Payable	—	3	—	3
Sales Tax Collected	—	1	—	1
Other (Production Taxes)	—	2,996	—	2,996
Total State and Local	$—	$11,674	$(733)	$10,941

Total Taxes (11) (15) (22)	$—	$26,196	$(7,382)	$18,814

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 17

NOTES

(1)
On August 3, 2015 (the "Petition Date"), Alpha Natural Resources, Inc. and certain of its direct and indirect subsidiaries, as debtors and debtors in possession (collectively, the "Debtors") commenced their reorganization cases by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia Richmond Division (the "Bankruptcy Court").

This Monthly Operating Report and the condensed consolidated financial statements included herein have been prepared solely for the purpose of complying with the monthly reporting requirements for the Bankruptcy Court and is in a format that the Debtors believe is acceptable to the Office of the United States Trustee for Region Four (the "U.S. Trustee"). The Monthly Operating Report is limited in scope and covers a limited time period. The schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors' accounting systems, policies, and practices were developed with a view to producing consolidated financial reporting, rather than reporting by legal entity, it is possible that not all assets, liabilities, cash receipts and disbursements have been recorded at the correct legal entity of either the Debtors or non-Debtor affiliates. In addition, the assets, liabilities and results of operations of several non‑Debtor affiliates of the Debtors (Alpha Coal India Private Limited, Alpha Coal Sales International Limited, Alpha Natural Resources Singapore Private Limited and ANR Second Receivables Funding, LLC) are included among the Debtors' condensed consolidated financial statements due to the manner in which transactions involving these entities are integrated in the Debtors' accounting systems. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report.

The information presented herein is unaudited, subject to further review and potential adjustments, and may not have been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America ("US GAAP"), including, but not limited to, accruals, tax provision and other recurring adjustments considered necessary by management to fairly state the financial position and results of operations for the interim period(s) presented. Furthermore, this Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP, and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights with respect to such assets, liabilities, claims and obligations.

Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise may include estimated or liquidated amounts for certain obligations arising prior to the Petition Date, including, among others, (a) debt related obligations, (b) employee or retiree benefit related obligations, (c) contractual obligations and (d) litigation and other contingent claims. The Debtors continue to analyze and reconcile these amounts, and, therefore, the amounts reflected herein are current estimates and subject to change as additional analysis and decisions are completed.

The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future.

(2)
The Debtors are authorized to continue using their centralized cash management system pursuant to the Interim Order, Pursuant to Sections 345, 363(c)(1), 503(b)(1) and 553 of the Bankruptcy Code and Bankruptcy Rules 6003(b) and 6004(h): (A) Approving the Continued Use of the Debtors' Cash Management System, Bank Accounts and Business Forms; (B) Granting a Waiver of the Requirements of Section 345(b) and Certain of the U.S. Trustee's Operating Guidelines; (C) Permitting Continued Intercompany Transactions; (D) Preserving and Permitting the Exercise of Intercompany Setoff Rights; and (E) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts (Docket No. 125) (the "Cash Management Order"). Accordingly, disbursement

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 18

activity is reported on behalf of the Debtor entity that incurred the corresponding obligation.

(3)
Represents receipts and disbursements (including intercompany funding activity by and among accounts of the Debtors and/ their non-Debtor affiliates), on a book basis for the period from August 1, 2015 through August 31, 2015. Activity during the period from August 1, 2015 to the Petition Date is not material. For presentation purposes, all activity associated with the SPV ANR Second Receivables, LLC has been shown on a net basis. Receipt and disbursement activity excludes borrowings, posting of collateral and related debt fees under the Debtors' postpetition financing facility (the "DIP Facility") and 1st Lien Debt, which was approved by the Bankruptcy Court on a final basis pursuant to the Final Order (I) Authorizing Debtors (A) To Obtain Post-Petition Financing Pursuant to 11 U.S.C. §§ 105, 361, 362, 363(b), 364(c)(1), 364(c)(2), 364(c)(3), 364(d)(1), and 364(e) and (B) To Utilize Cash Collateral Pursuant to 11 U.S.C. § 363 and (II) Granting Adequate Protection to Pre-Petition Secured Parties Pursuant to 11 U.S.C. §§ 361, 362, 363, 364 and 507(b) (Docket No. 468) (the "DIP Order"). Receipts and disbursements exclude payments related to the termination of the accounts receivable securitization facility as well as the Debtors' investing activities (e.g. purchases and sales of securities, investment income).

(4)
Represents ending bank balance as of August 31, 2015. As part of the Debtors' monthly close process, all bank accounts, which the Debtors are authorized to maintain pursuant to the Cash Management Order, are reconciled to the applicable bank statements. The bank accounts include cash accounts, managed security accounts, restricted cash and securities accounts which are reflected on the balance sheet as cash and cash equivalents, short-term investments, long-term investments, long-term restricted cash, and other non-current assets.

On September 18, 2015, the Debtors filed the Motion of the Debtors, Pursuant to Sections 105(a), 109(b)(2) and 109(d) of the Bankruptcy Code and Bankruptcy Rule 1017(f), for an Order Withdrawing Chapter 11 Petition of Gray Hawk Insurance Company and Dismissing Case Effective as of the Petition Date (Docket No. 486) seeking an order dismissing the chapter 11 case of Gray Hawk Insurance Company because it is a domestic insurance company and, therefore, is not eligible to be a debtor under the Bankruptcy Code. See 11 U.S.C. §§ 109(b), (d). As a result, the accounts of Gray Hawk Insurance Company have been excluded.

(5)
The Debtors have included net employee compensation and expense reimbursement amounts in this schedule. For purposes of this Monthly Operating Report, insiders are defined as (a) the members of each of the Debtors' boards of directors or managers, as applicable; (b) the members of the Debtors' Management Committee; and (c) relatives of such parties who have been disclosed pursuant Section 16 of the Securities Exchange Act of 1934 (the "Section 16 Relatives"). The Debtors do not maintain records of family relationships other than with respect to the Section 16 Relatives and, as such, payment to such parties is not included.

The parties identified as "insiders" have been included for informational purposes only. The inclusion of a party as an "insider" herein is not an acknowledgment or concession that such party is an insider under applicable bankruptcy law.

(6)
Pursuant to the Final Order Authorizing the Debtors to: (A) Pay Prepetition Employee Compensation and Business Expenses; (B) Pay and Honor Employee Medical and Other Benefits; (C) Make Employee Payroll Deductions and Pay Payroll Taxes; (D) Continue Employee Wage and Benefits Programs; and (E) Pay all Costs and Expenses Incident to Any of the Foregoing (Docket No. 356) the Debtors were authorized to pay outside director fees and expenses as they come due in the ordinary course of business.

(7)
Amounts include estimated incurred and uninvoiced amounts, which are based on assumptions and available information believed to be reasonable at the time; however, actual results could differ from those estimates.

(8)	Includes fees related to the DIP Facility.

(9)	Amounts disclosed exclude interest and fees incurred and any payments related to the termination of the accounts receivable securitization facility.

(10)	Disclosed amounts represent principal and do not include any related debt discounts.

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 19

(11)	Represents activity during the period from August 1, 2015 to August 31, 2015. Activity during the period from August 1, 2015 to the Petition Date is not material.

(12)	Intercompany receivables are created in the normal course among the Debtors and their non-Debtor affiliates as a result of their use of a centralized cash management system.

(13)
Certain payments have been made on prepetition obligations, including certain (a) employee‑related obligations; (b) customer obligations; (c) sales & use, franchise, and other taxes and fees; and (d) certain obligations to trade creditors, in accordance with certain "first‑day" relief granted by the Bankruptcy Court.

(14)
The Debtors received $95 million in proceeds of the DIP Facility during the period from the Petition Date through August 31, 2015 pursuant to the Interim Order Pursuant to Sections 105 and 107 of the Bankruptcy Code and Bankruptcy Rule 9018, Authorizing the Debtors to File Under Seal Exhibit F to the Debtors' Motion to Obtain Postpetition Financing (Docket No. 112).

(15)	The Debtors are current on all postpetition taxes.

(16)	Due to the administrative process of reconciling prepetition and postpetition amounts owed to creditors, payments to certain vendors may periodically be delayed.

(17)
Pursuant to the Final Order, Pursuant to Sections 105(a),363(b),507(a) and 541 of the Bankruptcy Code, Authorizing the Debtors and Debtors in Possession to Pay Certain Prepetition Taxes (Docket No. 354), the Debtors are authorized to make payments on certain prepetition taxes.

(18)
Pursuant to the Final Order Authorizing the Debtors to: (A) Maintain, Continue and Renew Their Property, Casualty, Liability, Workers' Compensation and Other Insurance Programs, Policies and Agreements; and (B) Honor all Obligations in Respect Thereof (Docket No. 353), the Debtors are authorized to maintain their insurance programs and pay related obligations without interruption and in accordance with the same practices and procedures as were in effect prior to the Petition Date. The Debtors' insurance policies are identified in Exhibit C to the Motion of Debtors for Interim and Final Orders Authorizing the Debtors to (I) Maintain, Continue and Renew Their Property, Casualty, Liability, Workers' Compensation and Other Insurance Programs, Policies and Agreements and (II) Honor All Obligations in Respect Thereof (Docket No. 15) (the "Insurance Motion").

(19)	Further information regarding the Debtors' insurance programs is provided in the Insurance Motion.

(20)	Represents consolidated balances of both Debtor and non-Debtor entities.

(21)	Represents accounts receivable (net). Inclusive of accruals for bad debt, amounts considered uncollectible and other receivables. Represents ending balance as of August 31, 2015.

(22)	Disclosed amounts exclude foreign taxes.

(23)	Reflects postpetition trade-related payables (excluding payables related to goods and services received, but not yet invoiced, during the reporting period).

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 20